                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

                               JOINDER AGREEMENT

            THIS JOINDER AGREEMENT, dated as of August 14, 2006, is by and among ASSET ACCEPTANCE, LLC, a Delaware limited liability company, successor by merger to Financial Credit, LLC, a Delaware limited liability company, and CFC Financial, LLC, a Delaware limited liability company, CONSUMER CREDIT, LLC, a Delaware limited liability company, and RX ACQUISITIONS, LLC (f/k/a Med-Fi Acceptance, LLC), a Delaware limited liability company (individually, an "Existing Borrower" and, collectively, the "Existing Borrowers"), PREMIUM ASSET RECOVERY CORPORATION, a Florida corporation (the "New Borrower"), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "Agent") on behalf of the Banks (as defined below).

                                   WITNESSETH:

            WHEREAS, the Existing Borrowers, the lenders identified therein (the "Banks") and the Agent are parties to the Credit Agreement dated as of September 30, 2002 (as amended or modified or joined by any Borrower from time to time, including any agreement entered into in substitution therefor, the "Credit Agreement"); and

            WHEREAS, the New Borrower desires to become a party to the Credit Agreement fully as a "Borrower" thereunder, in the manner hereinafter set forth, as contemplated by the letter agreement, dated as of April 13, 2006, by and among the Existing Borrowers, Asset Acceptance Holdings LLC, a Delaware limited liability company, AAC Investors, Inc., a Virginia corporation, RBR Holding Corp., a Nevada corporation, Asset Acceptance Capital Corp., a Delaware corporation, the Agent, Comerica Bank, a Michigan banking corporation, Fifth Third Bank, Eastern Michigan, a Michigan banking corporation, National City Bank of the Midwest, a national banking association, and LaSalle Bank Midwest National Association, a national banking association;

            NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

            1. The undersigned New Borrower hereby acknowledges and agrees that it has received, reviewed and approved complete copies of the Credit Agreement, the Notes, the Facility LC Applications, the Security Documents and all other agreements, instruments, certificates and other documents furnished by or on behalf of any of the Borrowers in connection therewith (all of the foregoing, as amended or modified from time to time, including any agreements or instruments entered into in substitution therefor, being herein collectively referred to as the "Loan Documents"), and that it has received and reviewed all other financial statements, and agreements and documents that it has deemed appropriate and necessary in order to decide to enter into this Joinder Agreement, and New Borrower has determined that it is in its interest and to its financial benefit to enter into the transactions contemplated thereby. New Borrower hereby unconditionally: (a) joins the Credit Agreement and the other Loan Documents as a "Borrower" thereunder, (b) agrees to be bound by, and hereby ratifies and confirms, all covenants, agreements, consents, submissions, appointments, acknowledgments and other terms and provisions attributable to a "Borrower" in the Credit Agreement, the Notes and the other Loan Documents; and (c) agrees to perform all obligations required of it as a "Borrower" by the Credit Agreement, the Notes and the other Loan Documents.

            2. The New Borrower hereby represents and warrants that the representations and warranties with respect to it (as a party joined pursuant to this Joinder Agreement) contained in, or made or deemed made by it in, the Credit Agreement and any other Loan Documents are true and correct on and as of the date hereof. The New Borrower represents and warrants that (a) the execution, delivery and performance by it of this Joinder Agreement are within its powers as a corporation, have been duly authorized by all necessary corporate action, require no consent of, action by or in respect of, or filing with, any shareholder of New Borrower, any creditor of New Borrower, any governmental body or any other person or entity, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles or certificate of incorporation, bylaws or other charter or organizational documents of it, or of any agreement, judgment, injunction, order, decree or other instrument binding upon it or its property; and (b) this Joinder Agreement has been duly executed and delivered and constitutes a legal, valid and binding obligation of the New Borrower, enforceable against the New Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally.

            3. The New Borrower agrees to execute and deliver new Notes, such resolutions and such other documents requested by the Agent as may be necessary or desirable in order to give effect to, and to aid in the exercise and enforcement of the rights and remedies of the Banks and the Agent under and pursuant to, this Joinder Agreement and the Loan Documents.

            4. Each of the Existing Borrowers acknowledges and consents to this Joinder Agreement, agrees that each of the Credit Agreement and the other Loan Documents shall remain in full force and effect after giving effect to this Joinder Agreement, and agrees to execute and deliver new Notes and such other documents requested by the Agent as may be necessary or desirable in order to give effect to, and to aid in the exercise and enforcement of the rights and remedies of the Banks and the Agent under and pursuant to, this Joinder Agreement and the Loan Documents.

            5. Each of the undersigned Guarantors agrees that its Guaranty executed in connection with the Credit Agreement shall remain in full force and effect after giving effect to this Joinder Agreement, including, without limitation, after including the New Borrower as a "Borrower" under the Credit Agreement, and such Guaranty shall also guarantee, without limitation, all of the Obligations of the New Borrower.

            6. Schedule 4.4 attached to this Joinder Agreement is an updated version of Schedule 4.4 attached to the Credit Agreement (the "Earlier Schedule"), with respect to which the Borrowers hereby make, as of the date hereof, the same representations and warranties as set forth in Section 4.4 of the Credit Agreement with respect to the Earlier Schedule.

            7. This Joinder Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Michigan.

            8. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

            9. This Joinder Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement.

              [The rest of this page is intentionally left blank.]

      IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the day and year set forth above.

                                      ASSET ACCEPTANCE, LLC
                                      CONSUMER CREDIT, LLC
                                      RX ACQUISITIONS, LLC

                                      By: /s/ Nathaniel F. Bradley IV
                                         ---------------------------------------
                                              Nathaniel F. Bradley IV
                                              The President of each of them

                                      PREMIUM ASSET RECOVERY
                                        CORPORATION
                                      OUTCOLL SERVICES, INC.

                                      By: /s/ Nathaniel F. Bradley IV
                                         ---------------------------------------
                                              Nathaniel F. Bradley IV
                                              The Chairman of the Board and
                                               CEO of each of them

                                      ASSET ACCEPTANCE CAPITAL CORP.

                                      By: /s/ Nathaniel F. Bradley IV
                                         ---------------------------------------

                                      Print Name:  Nathaniel F. Bradley IV

                                        Its:  President and CEO

                                      AAC INVESTORS, INC.

                                      By: /s/ Nathaniel F. Bradley IV
                                         ---------------------------------------

                                      Print Name:  Nathaniel F. Bradley IV

                                        Its:  President and CEO

                                      RBR HOLDING CORP.

                                      By: /s/ Nathaniel F. Bradley IV
                                         ---------------------------------------

                                      Print Name:  Nathaniel F. Bradley IV

                                        Its:  President and CEO

                                      ASSET ACCEPTANCE HOLDINGS LLC
                                      CONSUMER CREDIT, LLC
                                      RX ACQUISITIONS, LLC

                                      By: /s/ Nathaniel F. Bradley IV
                                         ---------------------------------------

                                      Print Name:  Nathaniel F. Bradley IV

                                        Its:  Manager

                                      JPMORGAN CHASE BANK, N.A., successor
                                      by merger to Bank One, NA (Main Office
                                      Chicago), individually and as Agent

                                      By: /s/ Timothy E. Rettberg
                                         ---------------------------------------

                                      Print Name:  Timothy E. Rettberg

                                        Its:  Vice President

                                  Schedule 4.4

                                  Subsidiaries

         NAME OF SUBSIDIARY           % OF OWNERSHIP      ENTITY THAT HOLDS OWNERSHIP
-----------------------------------   --------------   ----------------------------------
AAC Investors, Inc.                        100%        Asset Acceptance Capital Corp.

RBR Holding Corp.                          100%        Asset Acceptance Capital Corp.

Asset Acceptance Holdings LLC               60%        AAC Investors, Inc.

Asset Acceptance Holdings LLC               40%        RBR Holding Corp.

Asset Acceptance, LLC (successor by        100%        Asset Acceptance Holdings LLC
merger to Financial Credit, LLC and
CFC Financial, LLC)

Consumer Credit, LLC                       100%        Asset Acceptance Holdings LLC

RX Acquisitions, LLC (f/k/a Med-Fi         100%        Asset Acceptance Holdings LLC
Acceptance, LLC)

Premium Asset Recovery Corporation         100%        Asset Acceptance Holdings LLC

Outcoll Services, Inc.                     100%        Premium Asset Recovery Corporation